Exhibit 10.1

June __, 2025

[Insert Recipient Name and Address]

Re: Conversion Agreement

Ladies and Gentlemen:

As of the date hereof, Zapata Computing Holdings Inc. (“Debtor” or the “Company”) and _________ (“Creditor,” and together with Debtor, the “Parties”) acknowledge that certain obligations are currently owed by Debtor to Creditor, in the aggregate amount of $__________ (the “Outstanding Balance”), arising from one or more agreements or arrangements between the Parties (“Agreements”).

Debtor has asked Creditor to terminate any and all such Agreements and cancel the Outstanding Balance in exchange for __________ shares of common stock of Debtor, par value $0.0001 per share (the “Exchanged Shares”). Upon execution of this letter agreement (this “Letter” or this “Agreement”) by Debtor and Creditor and the issuance of the Exchanged Shares by Debtor to Creditor, which shall occur within ten (10) business days or as soon as reasonably practicable following the execution of this Letter, the Parties agree that (a) all obligations of Debtor under the Agreements shall be deemed paid and satisfied in full and irrevocably discharged, terminated and released and (b) the Agreements shall automatically terminate and be of no further force or effect.

Each Party acknowledges the confidential nature of the terms and conditions of this Letter (collectively, the “Confidential Information”) and agrees that it shall not (a) disclose any of such Confidential Information to any person or entity, except to such Party’s affiliates, employees, advisors, and other representatives who need to know the Confidential Information to assist such Party, or act on its behalf, to exercise its rights or perform its obligations under this Letter or may be required by law including as otherwise requested or required in connection with any valid legal process, including the request or requirement of any regulatory, self-regulatory or governmental agency, or (b) use the Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this Letter. Each Party shall be responsible for any breach of this paragraph caused by any of its affiliates, employees, advisors, or other representatives.

In consideration of the covenants, agreements, and undertakings of the Parties under this Letter, each Party, on behalf of itself and its respective present and former parents, subsidiaries, affiliates, officers, directors, shareholders, members, successors, and assigns (collectively, “Releasors”) hereby releases, waives, and forever discharges the other Party and its respective present and former, direct and indirect, parents, subsidiaries, affiliates, employees, officers, directors, shareholders, members, agents, representatives, permitted successors, and permitted assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty, or equity (collectively, “Claims”), which any of such Releasors ever had, now have, or hereafter can, shall, or may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the date of this Letter arising out of or relating to the Agreements, except for any Claims relating to rights and obligations preserved by, created by, or otherwise arising out of this Letter.

In addition, the Creditor and the Company agree to be bound by and comply with the provisions set forth on Exhibit A hereto. By executing this Agreement, the Creditor acknowledges and agrees that it is a Holder and the shares of Common Stock it acquires or may in the future acquire in connection with this Agreement and the transactions contemplated hereby are Restricted Shares for purposes of and as such terms are defined in Exhibit A.

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The Creditor represents and warrants to the Company as follows:

(a) Creditor Status. At the time the Creditor was offered the Exchanged Shares, it was, as of the date hereof it is and as of the closing date of the transactions contemplated hereby it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933 (the “Securities Act”).

(b) Own Account. The Creditor understands that the Exchanged Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Exchanged Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Exchanged Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Creditor’s right to sell the Exchanged Shares pursuant to an effective registration statement or otherwise in compliance with applicable federal and state securities laws).

(c) No General Solicitation; No Advertising. The Creditor is unaware of, is in no way relying on, and did not become aware of the offering of the Exchanged Shares directly or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including without limitation, Internet “blogs,” bulletin boards, discussion groups or social networking sites in connection with the offering and sale of the Exchanged Shares and is not subscribing for the Exchanged Shares and did not become aware of the offering of the Exchanged Shares through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the Creditor in connection with investments in securities generally. The Creditor further confirms that it has a substantive and pre-existing relationship with the Company or their respective officers, directors or agents and such Creditor was not solicited to purchase the Exchanged Shares through the use of general solicitation.

(d) Experience of the Creditor. The Creditor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Exchanged Shares, and has so evaluated the merits and risks of such investment. The Creditor is able to bear the economic risk of an investment in the Exchanged Shares and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. The Creditor acknowledges that it has had the opportunity to review this Agreement and all exhibits and schedules hereto and has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Exchanged Shares and the merits and risks of investing in the Exchanged Shares.

Each undersigned Party acknowledges and agrees that the Creditor is one of a number of unsecured creditors of the Company which is receiving shares of the Company’s Common Stock in exchange for and in satisfaction of existing amounts owed by the Company to such creditors (the “Unsecured Creditor Restructuring”). The terms of the Unsecured Creditor Restructuring as to each such creditor shall be identical to the terms set forth herein, and each such creditor (including the Creditor) shall receive a number of shares of Common Stock in exchange for and in satisfaction of the amounts owed by the Company to each such creditor at the same dollar-for-share ratio as is contemplated herein.

This Letter and Exhibit A attached hereto constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and no party shall be liable or bound to any other Party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein. In the event that any one or more of the provisions of this Letter should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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This Letter may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or by any other electronic means (including DocuSign) complying with the U.S. federal ESIGN Act of 2000 and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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Very truly yours,

DEBTOR: ZAPATA COMPUTING HOLDINGS INC.
By: _____________________________ Name: Title:

ACKNOWLEDGED AND AGREED TO

as of the date first set forth above:

CREDITOR:

[__________]

By: _______________________________

Name:

Title:

Exhibit A

Universal Resale and Registration Provisions

[Attached]